EXHIBIT 10.10

                                 LEASE AGREEMENT

         THIS LEASE AGREEMENT, made and entered into as of the 15th day of March, 1995, by and between the Landlord and Tenant hereinafter named.

SECTION 1. DEFINITIONS AND BASIC PROVISIONS 1.01. The following definitions and basic provisions shall be used in conjunction with and limited by the reference thereto in the provisions of this Lease:

         A.     "Landlord":       TOWNE CENTER LIMITED PARTNERSHIP

         B.     "Tenant":         CHRISTOPHER HOMES CUSTOM HOME DIVISION, INC.

         C.     "Premises":       Suite 200  comprising  10,492 net  rentable
                                  square feet as generally outlined on the plan attached hereto as Exhibit "A".

         D.     "Building":       Towne Center Office Building
                                  9500 Hillwood Drive, Las Vegas, Nevada  89134

         E. "Net Useable Area", as used herein, shall refer to all rentable floor area subject to lease by Tenant and all tenants as determined by Landlord and applied on a consistent basis, excluding common areas devoted to corridors, elevator foyers, restrooms, mechanical rooms, janitor closets, vending areas and other similar facilities. No deductions from useable area are made for columns or projections necessary to the building. The useable area in the premises has been calculated on the basis of the foregoing definition, and is hereby stipulated for purposes hereof to be 10,492 square feet, whether the same should be more or less as a result of minor variations resulting from actual construction and completion of the premises for occupancy. The total useable area of the Building shall be acknowledged as 20,892 square feet.

         F. "Lease Term": A period of One Hundred Twenty (120) months, commencing on March 1, 1996 (the "commencement date") or upon building completion and ending on June 30, 2006.

         G.       "Basic Rental":   Two hundred forty-five thousand five hundred
         twenty dollars and 00/100 ($245,520.00) per year subject to adjustment as provided herein.

         H. "Monthly Basic Rental Installment": Twenty thousand four hundred sixty dollars and 00/100 ($20,460.00).

         I.       "Security Deposit":    Forty thousand nine hundred twenty
         dollars and 00/100 ($40,920.00).

         J.       "Permitted Use":     General office purposes and no other use.

         K. "Development": The property owned by Landlord known as Towne Center Office Building, having a street address of 9500 Hillwood Drive, Las Vegas, Nevada, including the building, all land under and surrounding the building and all other improvements appurtenant thereto.

         L. The term "Tenant's Percentage Share" shall mean the percentage figure obtained by dividing the net rented area of the Premises specified hereinabove by the total net useable area of the rental space in the Building, and by multiplying such quotient by One Hundred (100). In the event that either the net rented useable area of the Premises or the total net useable area of the Building is changed, then the Tenant's Percentage Share shall be appropriately adjusted. Tenant's Percentage Share for purposes of this Lease shall be deemed to be fifty percent (50%).

SECTION 2. LEASE GRANT 2.01. Landlord, in consideration of the rent to be paid and the other covenants and agreements to be performed by Tenant and upon the terms and conditions hereinafter stated, does hereby lease, demise and let unto Tenant the Premises (as defined in Section 1.C. hereof) commencing on the commencement date (as defined in Section 1.01F hereof, or as adjusted as hereinafter provided) and ending on the last day of the lease term, unless sooner terminated as herein provided. Landlord shall not be liable for failure to give possession of the premises for any reason, including but not limited to the holding over of retention of possession by the previous tenant, tenants, or occupants of same, nor shall any such failure impair the validity of this Lease and Tenant agrees to accept possession of the premises on such date as Landlord is able to tender the same, and such date shall continue for the lease term described in Section 1.01F. hereof. If Landlord for any reason cannot deliver possession of the Premises to Tenant by the date specified for the commencement of the lease term, this lease shall not be void or voidable. Landlord hereby agrees to waive payment of monthly rental installments covering any period prior to the tendering of possession of the premises to Tenant hereunder. If Tenant occupies the premises prior to the commencement date specified in Paragraph 1.F., the commencement date shall be deemed to be changed to coincide with the date of Tenant's occupancy; however, the expiration date of the Lease shall remain unchanged, and the amount of the Basic rental including Tenant's share of Operating Expenses shall be increased pro rata based upon the increased lease term. By occupying the premises, Tenant shall be deemed to have accepted the same as suitable for the purposes herein intended, and to have acknowledged that the same comply fully with Landlord's covenants and obligations. Tenant shall at its sole cost and expense promptly comply with all laws, statutes, ordinances, zoning rules and regulations, governmental rules, regulations or requirements now in force or which may hereafter be in force or enacted with respect to the demised Premises, as they relate to or in any way affect the condition, use, or occupancy of the Premises, excluding requirements pertaining to structural changes of the Premises and excluding requirements of ADA for the building.

SECTION 3. RENT 3.01. Tenant promises and agrees to pay Landlord the Basic Rental (as defined in Section 1.G. hereof) without deduction, counterclaim or setoff. It is agreed that, notwithstanding anything to the contrary, the premises herein are leased for the Basic Rental for the lease term hereof, payable at the time of the making of this Lease, and that the provisions herein contained for the payment of such rent in monthly installments (as defined in Section 1.H. hereof) are for the convenience of the Tenant only, and that upon default in the payment of any such monthly rental installment as herein provided in Section 3.02, the whole of the rent, hereby reserved for the whole of the lease term herein provided for and then remaining unpaid, shall at the option of the Landlord, become due and payable upon thirty (30) days notice and an opportunity to cure such default.

         3.02. The Basic Rental and the corresponding monthly installments of Basic Rental shall be adjusted upward annually commencing on the Tenant's first anniversary date and shall continue and be adjusted on the anniversary date of each consecutive year of the Lease term. The upward adjustment of Basic Rental shall be an amount equal to no less than three percent (3%) and no more than five percent (5%) of the Basic Rental for the year immediately preceding the adjustment date, or an amount equal to a percentage rental adjustment based upon the Consumer Price Index, whichever amount is greater. The base for computing the adjustment shall be the Consumer Price Index for all Urban Consumers, (1982-84 = 100), for the Los Angeles--Anaheim--Riverside Metropolitan Area, published by the United States Department of Labor, Bureau of Labor Statistics ("Index"), which is published for the month nearest the date of the commencement of the Lease term. Upon adjustment of the basic minimum monthly rental as provided for in this Lease Agreement, the parties shall immediately execute an Amendment to the Lease stating the new minimum monthly rent. If the foregoing Consumer Price Index is discounted or revised during the Lease term, then the parties agree to use such other Government Index of computation with which it is replaced in order to obtain substantially the same result as would be obtained if the Index had not been discontinued or revised.

         3.03. One (1) monthly rental installment shall be payable by Tenant to Landlord contemporaneously with the execution hereof, and a like monthly rental installment shall be due and payable without notice or demand on or before the first day of each succeeding calendar month during the term hereof. If appropriate, a monthly rental installment for any fractional month at the beginning or the end of the lease term shall be prorated.

         3.04. If the monthly rental installment is not received by the Landlord on or before the 15th day of the month, for which said monthly rental installment is due, a late charge of five percent (5%) of the unpaid monthly rental installment owed shall become due and payable in addition to the monthly rental installment owed. Said late charge is for the purpose of reimbursing Landlord for extra costs and expenses incurred in conjunction with the handling and processing of late monthly installment payments and for the cost and expense which may be incurred by Landlord for the necessity of advancing funds to Landlord's lender or Mortgagee.

SECTION 4. SERVICES 4.01. Monthly rental installment shall include reasonable electric, water, sewer and gas service attributable to each tenant's premises . Tenant agrees to furnish, while occupying the premises, at its sole cost and expense janitorial service for said premises.

         4.02. In the event that the cost to Landlord for the services provided under Section 4.01 exceeds $4.00 per square foot per year for the Towne Center Office Building, during the Lease term hereof, then Landlord reserves the right to charge Tenant , in addition to all other sums of rent and other charges due hereunder, the Tenant's Percentage Share thereof, as defined in Section 1 (L). Landlord shall make an adjustment upward to Tenant's Monthly Basis Rental Installment to compensate the Landlord for the increased costs of such services, and Tenant shall pay to Landlord the "Tenant's Percentage Share" with the next installment of monthly basic rental due from Tenant.

SECTION 5. ALTERATIONS AND IMPROVEMENTS 5.01. The Premises shall be constructed substantially in accordance with outline specifications entitled "Landlord's Work" set forth in Exhibit "B", attached hereto. It is understood and agreed by Tenant that reasonable changes from any plans or from said outline specifications which may hereafter be made during construction of the building or Premises shall at Landlord's discretion, not affect or change this Lease or invalidate the same.

         5.02. Tenant shall not make any additions, alterations, improvements or changes in or to the Premises without the prior written approval of Landlord. In no event shall any consent be granted if Tenant is in default hereunder. Except as provided in Exhibit "B" hereof, any improvements shall be at the sole cost and expense of Tenant. Any improvements shall be made promptly and in good and workmanlike manner and in compliance with all insurance requirements and with all applicable permits, authorizations, building regulations, zoning laws and all other governmental rules, regulations, ordinances, statutes and laws, now or hereafter in effect pertaining to the Premises or Tenant's use thereof. Any improvements made by Tenant shall, at Landlord's option, become the property of Landlord upon the expiration or sooner termination of this Lease. However, Landlord shall have the right to require Tenant to remove such fixtures and improvements, at Tenants' sole cost and expense, upon such termination of this Lease and to surrender the Premises in the same condition as it was prior to the making of any or all such improvements, ordinary wear and tear excepted.

         5.03. Tenant will not create or permit to be created or to remain, and will discharge, any lien, encumbrance or charge upon the Building, fixtures, equipment, or personal property located within the Premises.

SECTION 6. USE 6.01. The Premises are leased to Tenant only for the permitted use (as defined in Section 1.J. hereof). Tenant shall not use or suffer to be used the Premises, or any portion thereof for any other purpose or purposes whatsoever, without Landlord's prior written consent. Tenant shall conduct business under the trade name of Christopher Homes and no other without prior written consent.

         6.02. Tenant shall not, without prior written consent of Landlord and all insurance companies which have issued any insurance of any kind whatsoever, sell or suffer to be kept, used, stored, or sold in, upon or about the Premises any gasoline, distillate or other petroleum products or any other substance or material of an explosive, inflammable or radiological nature, in such quantities as prohibited by Landlord and any such insurance policy, or which may endanger any part of the Building or its occupants, business patrons or invitees.

         6.03. Tenant shall not, without Landlord's prior written approval, operate or permit to be operated on the Premises any coin or token operated vending machines or similar device for the sale or leasing to the public of any goods, wares, merchandise, food, beverages and/or services, including without limitation, pay telephones, pay lockers, pay toilets, scales and amusement devices.

         6.04. Tenant shall refrain from using or permitting the use of the Premises or any portion thereof as living quarters, sleeping quarters or lodging rooms.

         6.05. Tenant shall not, without Landlord's prior written approval, conduct or permit any fire, bankruptcy or auction sale in, on or about the Premises other than in the normal course of Tenant's business.

         6.06. All fixtures, showcases and other equipment to be used by Tenant in, about or upon the Premises shall be subject to prior written approval of Landlord.

         6.07. Tenant shall refrain from keeping or permitting the keeping of any animals of any kind, in, about or upon the Premises.

         6.08. Except as provided elsewhere herein, Tenant shall keep and maintain in good order, condition and repair, (including any such replacement and restoration as required for that purpose) the Premises and every part thereof and any and all appurtenances thereto wherever located, including, but without limitation, the exterior and interior portion of all doors, door checks, windows, plate glass, store front, all plumbing and sewage facilities within the Premises including free flow up to the main sewer line, fixtures, electrical systems (whether or not located in the Premises), fire sprinkler system, walls, floors and ceilings, and any other work performed by or on behalf of Tenant hereunder. Tenant shall store all trash and garbage in metal containers located where designated by Landlord and so as not to be visible or create a nuisance to customers and business invitees in the Building, and so as not to create or permit any health or fire hazard, and arrange for prompt and regular removal thereof.

         6.09. Tenant shall at all times during the term of the Lease comply with all governmental rules, regulations, ordinances, statutes and laws, and the orders and regulations of the National Board of Fire Underwriters or any other body now or hereafter exercising similar functions, now or hereafter in effect pertaining to the Premises or Tenant's use thereof.

         6.10. Tenant hereby covenants and agrees that it, its agents, employees, contractors, subtenants, business invitees and licensees shall abide by the rules and regulations set forth in this Section 7 and such additional rules and regulation hereafter adopted and amendments and modifications of any of the foregoing as Landlord may, from time to time, adopt for the safety, care and cleanliness of the Premises or the Building or for the preservation of good order thereon.

         6.11. Tenant shall not do, permit or suffer anything to be done, or kept upon the Premises which will obstruct or interfere with the rights of other tenants, or their employees, agents, Landlord, or the patrons and customers of any of them, or which will annoy any of them or their patrons or customers by reason or unreasonable noise or otherwise, nor will Tenant commit or permit any nuisance, cause disturbances, create odors which may be offensive on the Premises or commit or suffer any immoral or illegal act to be committed thereon.

         6.12. No slot machine or other gambling game or device shall be permitted on the Premises without the prior written consent of Landlord.

         6.13. All loading and unloading of goods shall be done only at such times, in the areas and through the entrances designated for such purposes by Landlord.

         6.14. The delivery or shipping of merchandise, supplies and fixtures to and from the Premises shall be subject to such rules and regulations as, in the judgment of Landlord, are necessary for the proper operation of the Premises or the Building.

         6.15. No radio or television or other similar device shall be erected on the roof or exterior walls of the Premises or in the Building. Any aerial so installed without such written consent shall be subject to removal without notice at any time at Tenant's expense.

         6.16. Tenant shall not, without the prior written consent of Landlord, use in or about the Premises any advertising or promotional media such as searchlights, loud speakers, phonographs, or other similar visual or audio media which can be seen or heard outside the Premises.

         6.17. Tenant shall keep the Premises at a temperature sufficiently high to prevent freezing of water in pipes and fixtures.

         6.18. The exterior areas immediately adjoining the Premises shall be kept clean and free from dirt and rubbish by Tenant to the satisfaction of Landlord, and Tenant shall not place or permit any obstruction or merchandise in such areas.

         6.19. The plumbing facilities shall not be used for any other purpose than that for which they are constructed, and no foreign substance of any kind shall be thrown therein, and the expenses of any breakage, stoppage or damage resulting from a violation of this provision shall be borne by the tenant who shall, or whose employees, agents, customers or invitees shall have caused it.

         6.20. Tenant shall keep the Premises free from pests and vermin.

         6.21. Tenant shall not burn any trash or garbage of any kind in or about the Premises or the Building.

         6.22. Tenant and Tenant's employees and agents shall not solicit business in the parking areas or other common areas, nor shall Tenant distribute any handbills or other advertising matter in or on automobiles parked in the parking areas or in other common areas.

         6.23. Tenant acknowledges, represents and understands that it is leasing the subject Premises in an existing "as is" condition. Tenant acknowledges and represents it has inspected the Premises to confirm suitability for Tenant's use and has entered this Lease solely on the basis of its own investigation. Tenant further acknowledges and represents that neither Landlord, nor its agents or brokers, have made any representations or warranties of any kind whatsoever, express or implied, with respect to the suitability of the Premises for Tenant's intended use. Accordingly, Tenant shall hold Landlord harmless in the event the Premises prove unsuitable for Tenant's use.

         6.24. Tenant shall not engage in any activities on the Premises or in the Development, nor bring onto, create, or dispose of in or about the Premises or Development, including but not limited to its sewage or storm drain systems, any materials, the possession or use of which requires a permit from any Federal, State or local agency having jurisdiction over hazardous, toxic or infectious substances. Further, Tenant shall not engage in any activity in the Premises or Development that violates any Federal, State, or local laws, rules or regulations pertaining to hazardous, toxic or infectious substances, now or during the term of this Lease, and Tenant shall promptly, at Tenant's expense, take all investigatory and/or remedial action required or ordered for clean-up of any contamination of the Premises or Development, or the elements surrounding the same, which are created or suffered to be in existence by Tenant. If any hazardous substance condition was caused or materially contributed to by the Tenant, Tenant shall be solely responsible for its remediation, and shall indemnify Landlord from the affects thereof. This covenant shall survive the termination of this Lease.

SECTION 7. REPAIRS AND MAINTENANCE 7.01. By Landlord: Landlord shall, at its expense, maintain in good repair and condition, except for reasonable wear and tear, only the roof, foundation, heating and air conditioning systems, plumbing, the structural soundness of the exterior walls, the paving outside the building, the landscaping and interior common areas. Landlord shall also be responsible for replacement or repair of windows and glass damaged due only to structural movement, weather conditions and vandalism by outside persons or Landlord's agents. Tenant shall give immediate written notice to Landlord of the need for repairs or corrections and Landlord shall proceed promptly to make such repairs or corrections. Landlord's liability hereunder shall be limited to the cost of such repairs or corrections.

         7.02. By Tenant: Tenant shall at its expense maintain all other parts of the Premises and related facilities in good repair and condition, including but not limited to repairs (including all necessary replacements) to the windows, window glass, plate glass, doors and the interior of the Premises to the extent that any damage was caused by Tenant or Tenant's agents, employees or invitees. Tenant will not, in any manner, deface or injure the Premises and or related facilities and will pay the cost of repairing any damage or injury done by Tenant or Tenant's agents, employees or invitees. Tenant shall, throughout the term of this Lease, take good care of the Premises and related facilities, and keep them free from waste and nuisance of any kind. If Tenant shall fail to make any repair required hereunder (including all necessary replacements), or take steps to commence repair, within ten (10) days after written notification to do so, Landlord may, at its option, make such repair, and Tenant shall, upon demand therefor, pay Landlord for the cost thereof together with interest on any such cost which remains unpaid following such demand and it is hereby agreed that said interest shall be calculated at a rate equal to two percent (2%) above the Bank of America prime rate.

SECTION 8. PARKING AND COMMON AREAS 8.01. Tenant, its agents, employees, servants, contractors, subtenants, licensees, customers and invitees shall have the nonexclusive right, in common with Landlord and all others to whom Landlord has or may hereafter grant right, to use such common areas of the Premises (including, but not limited to, the parking lot, walkways, and sidewalks) as designated from time to time by Landlord, subject to such rules and regulations as Landlord may from time to time impose.

Tenant agrees that it, its agents, employees, servants, contractors, subagents, licensees, customers and invitees shall abide by such rules and regulations. Landlord may at any time close any common area to make repairs or changes to the common area, to prevent the acquisition of public rights in such areas, or to discourage noncustomer parking. Landlord may do such other acts in and to the common areas as in its judgment may be desirable. Tenant shall not at any time interfere with the rights of Landlord, other tenants, its and their agents, employees, servants, contractors, subagents, licensees, customers and invitees to use any part of the parking lot or other common areas. All parking areas and common areas which Tenant may be permitted to use are to be used under a revocable license, and if any such license is revoked, or if the amount of such area is diminished, Landlord shall not be subject to any liability, nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation of license or diminution of such areas be deemed constructive or actual eviction.

8.02. Tenant, its agents, employees, servants, contractors, subtenants, licensees, customers and invitees shall have the right to use 21 covered parking stalls for an additional fee of thirty-five dollars per space ($35.00) per month for the term of this Lease Agreement. Tenant agrees to adhere to reasonable rules and regulations with regard to monitoring of tenant parking, including license plate numbers, stickers and/or other reasonable means of control. Tenant acknowledges that Landlord assumes no responsibility to enforce or monitor Tenant's right to covered parking.

SECTION 9. ASSIGNMENT, MORTGAGE OR SUBLEASE 9.1. Neither Tenant nor his successors or assigns shall assign, mortgage, pledge or encumber this Lease or sublet the lease premises in whole or in part, or permit the premises to be used or occupied by others, not shall this Lease be assigned or transferred by operation of law, without the prior written consent in writing of Landlord in each instance. If this Lease is assigned or transferred, or if all or any part of the lease premises is sublet or occupied by anybody other than Tenant, Landlord may, after default by Tenant collect rent from the assignee, transferee, subtenant or occupant and apply the net amount collected to the rent reserved herein, but no such assignment, subletting, occupancy or collection shall be deemed as a waiver of any agreement or condition hereof, or the acceptance of the assignee, transferee, subtenant or occupant as Tenant. Tenant shall continue to be liable hereunder in accordance with the terms and conditions of this Lease and shall not be released from the performance of the terms and conditions hereof. The consent by Landlord to an assignment, mortgage, pledge or transfer shall not be construed to relieve Tenant from obtaining the express written consent of Landlord to any future transfer of interest.

         9.02. Landlord shall have the right to approve or disapprove any proposed Assignee or Sublessee. In exercising such right of approval or disapproval, Landlord shall be entitled to take into account any fact or factor which Landlord reasonably deems relevant to such decision, including but not necessarily limited to the following, all of which are agreed to be reasonable factors for Landlord's consideration:

         a.       The financial strength of the proposed Assignee or Subtenant;
         b. The experience of the proposed Assignee or Subtenant with respect to its business operation;
         c. The quality and the nature of the services offered by the proposed Assignee or Subtenant;
         d. The effect of the type of services which the proposed Assignee or Subtenant proposes to offer in the Premises, based upon the Tenant mix of the Building;
         e. Whether there then exists any default by Tenant pursuant to this Lease or any nonpayment or nonperformance by Tenant under this Lease which, with the passage of time, and/or the giving of notice, would constitute a default under this Lease;
         f. Any fact or factor upon which Landlord reasonably concludes that the service or business to be conducted by the proposed Assignee or Subtenant will not be a financial success in the Premises.

         9.03. Approval of any Assignment of Tenant's interest shall, whether or not expressly so stated, be conditioned upon such Assignee assuming in writing wall obligations of Tenant hereunder by a written instrument satisfactory to Landlord. No withholding of consent by Landlord for any reason deemed sufficient by Landlord shall give rise to any claim by Tenant or any proposed Assignee or Subtenant or entitled Tenant to terminate this Lease or to any abatement of rent. Under no circumstances will a Subletting or Assignment, even with the consent of Landlord, relieve Tenant of its obligations to pay rent and perform all of the other obligations to be performed under this Lease Agreement.

SECTION 10. INDEMNITY 10.01. Tenant hereby covenants and agrees to indemnify, save and hold Landlord and the Premises, free, clear and harmless from any and all liability, loss, expenses, including attorney's fees, judgments, claims, liens and demands of any kind whatsoever in connection with, arising out of, or by reason of any act, omission or negligence of Tenant, its agents, employees, servants, contractors, subtenants, licensees, customers or business invitees while in, upon, about or in any way connected with the Premises, the Building, and the Development or arising from any accident, injury or damage, howsoever and whomsoever caused, to any person or property whatsoever, occurring in, upon, about or in any way connected with the Premises or any portion thereof other than as a result of negligence of Landlord.

         10.02. Landlord shall not be liable to Tenant or to any other person whomsoever for any damage occasioned by falling plaster, electricity, plumbing, gas, water, steam, sprinkler or other pipe and sewage system or by the bursting, running, or leaking of any tank, washstand, closet or waste of other pipes, nor for any damages occasioned by water being upon or coming through the roof, skylight, vent, trap door or otherwise or for any damage arising from any acts or neglect of co-tenants or other occupants of the Building or of adjacent property or of the public, nor shall Landlord be liable in damages or otherwise for any failure to furnish, or for interruption of service of any utility.

         10.03 Landlord hereby covenants and agrees to indemnify, save and hold Tenant and the Premises free, clear and harmless from any and all liability, loss, expenses, including attorney's fees, judgments, claims, liens and demands of any kind whatsoever in connection with, arising out of, or by reason of any act, omission or negligence of Landlord, its agents, employees, servants, contractors, subtenants, licensees, customers or business invitees while in, upon, or about in any way connected with the Premises, the Building, and the Development or arising from any accident, injury or damage, howsoever and whomsoever caused, to any person or property whatsoever, occurring in, upon, about or in any way connected with the Premises or any portion thereof other than as a result of negligence of Tenant.

SECTION 11. MORTGAGES 11.01. Tenant accepts this Lease subject to any deeds of trust, security interests or mortgages which might now or hereafter constitute a lien upon the building, the Premises or the Development. Tenant further agrees to comply with any zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of the Development. This clause shall be self-operative and no further instrument need be required by any mortgagee. In confirmation of such subordination, however, Tenant shall, at Landlord's request, execute promptly an appropriate certificate or instrument Landlord may request. Tenant hereby constitutes and appoints Landlord as Tenant's attorney in fact to execute any such certificate or instrument for and on behalf of Tenant.

SECTION 12. ESTOPPEL CERTIFICATE 12.01. Tenant agrees, on the Commencement Date, and from time to time thereafter, upon not less than 5 days (5) prior written request by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing, certifying (i) that this Lease is the entire agreement between the Landlord and Tenant and is in full force and effect (or, if there have been any modifications, that this Lease is in full force and effect as modified, and setting forth such modifications); (ii) that Tenant has no defenses, offsets or counterclaims against its obligations to pay the basic rental and adjusted rental and its obligations to perform its other covenants under this Lease;
(iii) that there are no uncured defaults of Landlord or Tenant under this Lease; and (iv) the dates to which the basic rental, additional rental and other charges have been paid. Any such statement delivered pursuant to this Paragraph 13 may be relied upon by any prospective purchaser or mortgagee of the Building or any portion thereof, or any prospective assignee of any such mortgage.

SECTION 13. INSURANCE 13.01. Landlord shall, at all times during the term of this Lease, maintain a policy or policies of insurance naming Tenant as additional insured with the premiums thereon fully paid in advance issued by and binding upon a solvent insurance company, insuring the Building against loss or damage by fire, explosion or other hazards and contingencies, for the full insurable value thereof; provided however, that Landlord shall not be obligated to insure any furniture, equipment, machinery, goods or supplies not covered by this Lease which Tenant may bring upon the premises, or any additional improvements which Tenant may construct thereon. Tenant shall maintain personal property and liability insurance on leased space, listing landlord as additional insured.

SECTION 14. INSPECTION 14.01. Landlord or Landlord's representatives shall have the right to enter into and upon any and all parts of the premises at reasonable hours (i) to inspect same or to clean or make repairs or alterations or additions as Landlord may deem necessary (but without any obligation to do so, except as expressly provided for herein), or (ii) to show the premises to prospective tenants, purchasers, or lenders; and Tenant shall not be entitled to any abatement or reduction of rent by reason thereof, nor shall such be deemed to be actual or constructive eviction of Tenant.

SECTION 15. CONDEMNATION 15.01. If, during the term of this Lease, or any extension or renewal thereof, all of the premises should be taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain or by private purchase in lieu thereof, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease effective on the date physical possession is taken by the condemning authority, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease.

         15.02. In the event a portion but not all of the Premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or private sale in lieu thereof and the partial taking or condemnation shall render the Premises unsuitable for Tenant's business, then Landlord shall have the option, in its sole discretion, of terminating this Lease, or, at Landlord's sole expense, restoring and reconstructing the Premises to the extent necessary to make the same reasonably tenantable. Should Landlord elect to restore the premises, this Lease shall continue in full force and effect with the rent payable during the unexpired portion of the lease term adjusted to such an extent as may be fair and reasonable under the circumstances, and Tenant shall have no claim against Landlord for the value of any interrupted portion of this Lease.

         15.03. In the event of any condemnation or taking, total or partial, Tenant shall not be entitled to any part of the award or price paid in lieu thereof. Tenant hereby expressly waives any right or claim to any part thereof, and Landlord shall receive the full amount of such award or price.

SECTION 16. FIRE OR OTHER CASUALTY 16.01. In the event that the Premises should be totally destroyed by fire, tornado or other casualty (e.g., total destruction shall mean damage to the extent of 80% of the then replacement value), or in the event the Premises or the Building should be so damaged that rebuilding or repairs cannot be completed within ninety (90) days after the date of such damage, Landlord may, at its option, terminate this Lease in which event the rent shall be abated during the unexpired portion of this Lease effective as of the date of such damage. In the event the premises should be damaged by fire, tornado or other casualty covered by Landlord's insurance, and if the necessary rebuilding or repairs can be completed within ninety (90) days after the date of such damage, or if such rebuilding or repairs would take more than ninety (90) days to complete but Landlord does not elect to terminate this Lease, then, in either such event, Landlord shall, within thirty (30) days after the date of such damage, commence to build or repair the Premises, and shall proceed with reasonable diligence to restore the premises to substantially the same condition in which they were immediately prior to the happening of the casualty, except that Landlord shall not be required to rebuild, repair or replace any part of the furniture, equipment, fixtures and other improvements which may have been placed by Tenant or other tenants within the Building or the Premises, or related facilities. In the event that the Premises are untenantable, Landlord shall allow Tenant a fair diminution of rent during the time the Premises are unfit for occupancy. In the event any mortgagee under a deed of trust, security agreement or mortgage on the Building or the Premises should require that the insurance proceeds be used to retire the mortgage debt, Landlord shall have no obligation to rebuild and this Lease shall terminate upon notice of Tenant. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or to the Premises shall be first for the benefit of the Landlord.

SECTION 17. HOLDING OVER 17.01. Should Tenant or any of its successors in interest continue to hold the Premises, or any part thereof, after the expiration or earlier termination of this Lease, unless otherwise agreed in writing, such holding over shall constitute and be construed as a tenancy from month to month only at a monthly rental equal to One Hundred Ten Percent (110%) of the sum of the monthly rental installment, plus the amount of the most current rental adjustment which may have been made thereto pursuant to Sections 4 and 9 hereof. The inclusion of the preceding sentence shall not be construed as Landlord's consent for the Tenant to hold over.

SECTION 18. EVENT OF DEFAULT 18.01 The following events shall be deemed to be events of default by Tenant under this Lease:

         a.       Tenant shall fail to pay (i) any monthly rental installment;
                  (ii) any portion of the basic rental hereby specified; or
                  (iii) any additional monetary obligation required to be paid hereunder when due, and such failure shall continue for a period of fifteen (15) days after the same shall be due;
         b. Tenant fails to perform any other term, condition or covenant to be performed by it pursuant to this Lease within ten (10) days after written notice of such default shall have been sent to Tenant by Landlord.
         c. Tenant or its agent shall falsify any reports required to be furnished to Landlord hereunder.
         d. Tenant or any Guarantor of this Lease shall become bankrupt or insolvent or file any debtor proceedings or shall have taken against such party in any court pursuant to State or Federal Statute a petition in bankruptcy or insolvency, reorganization, or appointment of a receiver or trustee; or Tenant petitions for or enters into an arrangement; or Tenant suffers this Lease to be taken under a writ of execution.
         e. Tenant does not execute Landlord's standard Estoppel Certificate within fifteen (15) days of request by Landlord.
         f.       Tenant shall make an assignment for the benefit of creditors.
         g. Tenant shall abandon or vacate any substantial portion of the Premises for a period of five (5) or more days.

SECTION 19. REMEDIES 19.01. Upon the occurrence of any event of default specified in Section 18 hereof, Landlord shall have the option to pursue any one or more of the following remedies:

         a. Terminate this Lease by written notice to Tenant. In the event of such termination, Tenant agrees to immediately surrender possession of the premises to the Landlord. Should Landlord terminate this Lease, it may recover from Tenant all damages that it may incur by reason of Tenant's breach, including the cost of recovering the Premises, reasonable attorney's fees, and the worth at the time of termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in the Lease for the remainder of the stated term over the then reasonable rental value of the Premises for the remainder of the stated term, all of which amount shall be immediately due and payable from Tenant to Landlord.
         b. Upon Thirty (30) day notice re-enter and remove all persons and property from the premises, storing said property in a warehouse or elsewhere at the cost of and for the account of Tenant. No such re-entry or taking possession of the premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a specific written notice of such intention is given by Landlord to Tenant. No such action by Landlord shall be considered or construed to be a forcible entry.

         c. Collect by suit or otherwise each installment of rent or other sum as it becomes due hereunder, or enforce, by suit or otherwise, any other term or provision thereof on the part of the Tenant required to be kept or performed.
         d. Should Landlord re-enter the Premises, as provided herein, and take possession pursuant to legal proceedings or notice as provided for by law or as stated in this document, Landlord, as additional damages, shall be entitled to recover any and all costs associated with re-letting the leased property including, but not limited to, reasonable attorney's fees, brokerage fees, and all costs associated with restoring the leased property to rentable condition including costs of remodeling, renovating or otherwise preparing the Premises, or any part thereof, for reletting.


         19.02. No re-entry or taking possession of the premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant. Notwithstanding any such re-letting or re-entry or taking possession, Landlord may, at any time thereafter, elect to terminate this Lease for a previous default. Landlord's acceptance of rent following an event of default hereunder shall not be construed as Landlord's waiver of such event of default. Waiver by Landlord of any violation or breach of any other term, provision or covenant shall not constitute a waiver of any other violation or default. Forbearance by Landlord to enforce one or more of the remedies herein provide upon any event of default shall not be deemed or construed to constitute a waiver of any other violation or default.

         19.03. The remedies given to Landlord in this Section 21 shall be cumulative and in addition and supplemental to all other rights or remedies which Landlord may have under the laws of the State of Nevada then enforced.

SECTION 20. SURRENDER OF PREMISES 20.01. No act or thing done by the Landlord or its agents during the term hereby granted shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless the same shall be made in writing and subscribed to by the Landlord.

SECTION 21. ATTORNEY'S FEES 21.01. Should legal action be necessary to enforce either parties rights or obligations under this lease, the prevailing party shall be entitled to payment of their reasonable attorney fees as determined by the Court.

SECTION 22. MECHANIC'S LIEN 22.01. Tenant will not permit any mechanic's lien or liens to be placed upon the Premises or the Building during the term hereof caused by or resulting from any work performed, materials furnished or obligations incurred by or at the request of Tenant, and in the case of the filing of any such lien, Tenant will promptly pay same or otherwise cause the premises to be released from the lien. If default in payment thereof shall continue for twenty (20) days after written notice thereof from Landlord to the Tenant, the Landlord shall have the right and privilege, at Landlord's option, of paying the same or any portion thereof and any amounts so paid, including expenses and interest, shall be so much additional indebtedness hereunder due from Tenant to Landlord and shall be repaid to Landlord immediately on rendition of a bill therefor, together with interest thereon at Eight Percent (8%).

SECTION 23. WAIVER OF SUBROGATION 23.01. Anything in this Lease to the contrary notwithstanding, the parties hereby waive any and all rights of recovery, claims, actions or causes of action against each other, their agents, officers and employees for any loss or damage that may occur to the Premises hereby demised or any improvements thereto or the Building of which the Premises are a part by reason of fire, the elements or other cause which could be insured against under the terms of standard fire and extended coverage insurance policies, regardless of cause or origin, including negligence of the parties hereto, their agents, officers and employees.

SECTION 24. NOTICES 24.01. Each provision of this Lease or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivery of any notice, or with reference to the making of any payment by Tenant to Landlord, shall be deemed to be complied with when and if the following steps are taken:

         a. All rent and other payment required to by made by Tenant to Landlord hereunder shall be payable to Landlord in the City of Las Vegas, County of Clark, State of Nevada, at the address of the managing agent hereinbelow set forth, or at such other address as Landlord may specify from time to time by written notice deliver in accordance herewith;
         b. Any notice or document required to be delivered hereunder shall be deemed to be delivered if actually received, and whether or not received when deposited in the United States mail, postage pre-paid, certified or registered mail (with or without return receipt requested) addressed to the parties hereto at the respective addresses set out opposite their names below, or at such other address as they have here heretofore specified by written notice delivered in accordance herewith:

         Landlord:                  Towne Center Limited Partnership
                                    9500 Hillwood Drive
Las Vegas, Nevada  89134


         Tenant:                    Christopher Homes Custom Home Division, Inc.
                                    9500 Hillwood Drive, Ste 200
                                    Las Vegas, Nevada  89134

SECTION 25. FORCE MAJEURE 25.01. Whenever a period of time is herein prescribed for action to be taken by Landlord, the Landlord shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes riots, Acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other causes of any king whatsoever which are beyond the control of Landlord.

SECTION 26. SEVERABILITY 26.01. If any clause or provisions of this Lease is illegal, invalid or unenforceable under present or future laws effective during the term of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added as a part of this Lease a clause or provision as similar in terms to such clause or provision as may be possible and be legal, valid and enforceable.

SECTION 27. ENTIRE AGREEMENT, AMENDMENTS AND BINDING EFFECT 27.01. Landlord and Tenant agree that this Lease Agreement including its Exhibits, Addendums and Riders incorporated herein, and Rules and Regulations, are made a part hereof and consist of the entire agreement between the Landlord and Tenant, and that no changes, additions or deletions may be made to this Agreement except as set forth in writing mutually agreed to between Landlord and Tenant. The terms, provisions, covenants, and conditions contained in this Lease shall apply to, inure to the benefit of and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided.

SECTION 28. QUIET ENJOYMENT 28.01. Landlord represents and warrants that it has full right and authority to enter into this Lease and that Tenant, upon paying the rental herein set forth, shall peaceably and quietly have, hold and enjoy the Premises for the term hereof without hindrance or molestation from Landlord, subject to the terms and provisions of this Lease.

SECTION 29. RULES AND REGULATIONS 29.01. Tenant and Tenant's agents, employees, servants, contractors, subtenants, licensees, customers or business invitees will comply fully with all requirements of the rules and regulations of the Building and related facilities which are attached hereto as Exhibit "C" and made a part hereof as though fully set forth herein. Landlord shall, at all times, have the right to change such rules and regulations or to promulgate other rules and regulations in such reasonable manner as may be deemed advisable for the safety, care or cleanliness, and for preservation of good order therein, all of which rules and regulations, changes and amendments will be forwarded to Tenant in writing and shall be carried out and observed by Tenant. Tenant shall further be responsible for the compliance with such rules and regulations by the agents, employees, servants, contractors, subtenants, licensees, customers or business invitees of Tenant.

SECTION 30. BROKER'S OR AGENT'S COMMISSION 30.01. Tenant represents and warrants that there are no claims for brokerage commission or finder's fees in connecting with the execution of this Lease except as listed below, and Tenant agrees to indemnify and hold harmless Landlord against all liabilities and costs arising from such claims, including without limitation, attorney's fees in connecting therewith.

SECTION 31. GENDER 31.01. Words of any gender used in this Lease shall be held and construed to include any other gender, the words in the singular number shall be held to include the plural, unless the context otherwise requires.

SECTION 32. GUARANTY, JOINT AND SEVERAL LIABILITY 32.01. If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. If there be a guarantor of Tenant's obligations hereunder, the obligations hereunder imposed upon Tenant shall be the joint and several obligations of Tenant and such guarantor and Landlord need not first proceed against the Tenant hereunder before proceeding against such guarantor, nor shall any such guarantor be released from its guaranty for any reason whatsoever, including, without limitation, in case of any amendments hereto, waivers hereof or failure to give such guarantor any notices hereunder. Any guaranty hereto is an integral part of this Lease and constitutes consideration given to Landlord to enter into this Lease.

SECTION 33. CAPTIONS 33.01. The captions contained in this Lease are for convenience of reference only, and in no way limits or enlarges the terms and conditions of this Lease.

SECTION 34. NO PERSONAL LIABILITY 34.01. The obligations of the Landlord herein are intended to be binding only upon the property in the Development, and shall not be personally or otherwise binding upon the entity acting as Landlord, nor shall any resort be had to the private properties of the general or limited partners of the Landlord, or any employees or agents of Landlord.

         EXECUTED as of the date first above written.

LANDLORD:                                          TENANT:

Towne Center Limited Partnership          Christopher Homes Custom Home
                                          Division, Inc.

By:________________________________       By:___________________________________
  J. Christopher Stuhmer, President         J. Christopher Stuhmer, President
  J. Christopher Stuhmer, Inc., as
  General Partner